Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BBVA Securities Inc.; BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
BROADCOM CRP /  CAYMN FI
Title of Security:
BROADCOM CORPORATION 3% 15 JAN 2022-21 144A
Date of First Offering:
01/11/17
Dollar Amount Purchased:
248,980
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.59
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;  BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; Wells Fargo Securities, LLC
Name of Issuer:
BROADCOM CRP /  CAYMN FI
Title of Security:
BROADCOM CORPORATION 3.625% 15 JAN 2024-23 144A
Date of First Offering:
01/11/17
Dollar Amount Purchased:
274,714
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.90
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Deutsche Bank Securities Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;  BMO Capital Markets Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.; Wells Fargo Securities, LLC
Name of Issuer:
BROADCOM CRP /  CAYMN FI
Title of Security:
BROADCOM CORPORATION 3.875% 15 JAN 2027-26 144A
Date of First Offering:
01/11/17
Dollar Amount Purchased:
273,784
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.56
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;  BB&T Securities, LLC; BBVA Securities Inc.; BNP Paribas Securities Corp.; BOK Financial Securities, Inc.; BTIG, LLC; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; Scotia Capital (USA) Inc.; TD Securities USA LLC; Tudor, Pickering, Holt & Co. Securities, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
WPX ENERGY INC
Title of Security:
WPX ENERGY, INC.
Date of First Offering:
01/13/17
Dollar Amount Purchased:
1,110,733
Number of Shares or Par Value of Bonds Purchased:
83,201
Price Per Unit:
13.35
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
UBS Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;  BNP Paribas Securities Corp.; Credit Agricole Securities (USA) Inc.; J.P. Morgan Securities LLC; Loop Capital Markets LLC; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; National Australia Bank Ltd; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC
Name of Issuer:
PARK AEROSPACE HOLDINGS
Title of Security:
PARK AEROSPACE HOLDINGS LTD 5.25% 15 AUG 2022 144A
Date of First Offering:
01/20/17
Dollar Amount Purchased:
50,000
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;  BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Commonwealth Bank of Australia; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Fifth Third Securities, Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
AERCAP IRELAND CAP/GLOBA
Title of Security:
AERCAP IRELAND CAPITAL DESIGNA 3.5% 26 MAY 2022-22
Date of First Offering:
01/23/17
Dollar Amount Purchased:
249,190
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
99.68
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; MUFG Securities Americas Inc.; Scotia Capital (USA) Inc.; Wells Fargo Securities, LLC
Name of Issuer:
Patterson-UTI Energy Inc
Title of Security:
PATTERSON-UTI ENERGY INC
Date of First Offering:
01/24/17
Dollar Amount Purchased:
901,284
Number of Shares or Par Value of Bonds Purchased:
34,075
Price Per Unit:
26.45
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Morgan Stanley & Co. LLC
Name of Issuer:
SMITHFIELD FOODS INC
Title of Security:
SMITHFIELD FOODS, INC. 2.7% 31 JAN 2020 144A
Date of First Offering:
01/25/17
Dollar Amount Purchased:
124,946
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.56
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
HSBC Securities (USA) Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Academy Securities, Inc.; Barclays Capital Inc.; Blaylock Beal Van, LLC; BNP Paribas Securities Corp.; BNY Mellon Capital Markets, LLC; C.L. King & Associates, Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Drexel Hamilton, LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Samuel A. Ramirez & Company, Inc.; Siebert, Cisneros, Shank & Co., L.L.C.; U.S. Bancorp Investments, Inc.
Name of Issuer:
MICROSOFT CORP
Title of Security:
MICROSOFT CORPORATION 4.25% 06 FEB 2047-46
Date of First Offering:
01/30/17
Dollar Amount Purchased:
124,664
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.73
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Academy Securities, Inc.; Barclays Capital Inc.; C.L. King & Associates, Inc.; CastleOak Securities, L.P.; Citigroup Global Markets Inc.; Commerz Markets LLC; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC; Loop Capital Markets LLC; MFR Securities, Inc.; Mizuho Securities USA Inc.; Morgan Stanley & Co. LLC; Regions Bank; Samuel A. Ramirez & Company, Inc.; SG Americas Securities, LLC; Siebert, Cisneros, Shank & Co., L.L.C.; TD Securities USA LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
AT&T INC
Title of Security:
AT&T INC. 4.25% 01 MAR 2027-26
Date of First Offering:
01/31/17
Dollar Amount Purchased:
474,715
Number of Shares or Par Value of Bonds Purchased:
475,000
Price Per Unit:
99.94
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BMO Capital Markets Corp.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co, LLC; Nomura Securities Co., Ltd.; Rabo Securities USA, Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:
POST HOLDINGS INC
Title of Security:
POST HOLDINGS, INC. 5.75% 01 MAR 2027-22 144A
Date of First Offering:
02/06/17
Dollar Amount Purchased:
50,000
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; BMO Capital Markets Corp.; BNP Paribas Securities Corp.; Capital One Securities, Inc.; Credit Suisse Securities (USA) LLC; ING Financial Markets LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Natixis Securities Americas LLC; RBC Capital Markets, LLC; SunTrust Robinson Humphrey, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
HALCON RESOURCES CORP
Title of Security:
HALCON RESOURCES CORPORA 6.75% 15 FEB 2025-20 144A
Date of First Offering:
02/09/17
Dollar Amount Purchased:
50,000
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Lloyds Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; PNC Capital Markets LLC; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
CHARLES SCHWAB CORP
Title of Security:
CHARLES SCHWAB CORPORATION (TH 3.2% 02 MAR 2027-26
Date of First Offering:
02/27/2017
Dollar Amount Purchased:
124,799
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.84
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Mizuho Securities USA Inc.; Santander Investment Securities Inc.
Name of Issuer:
TELEFONICA EMISIONES SAU
Title of Security:
TELEFONICA EMISIONES SA 4.103% 08 MAR 2027
Date of First Offering:
03/01/2017
Dollar Amount Purchased:
225,000
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Growth Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc.; BTIG, LLC; C.L. King & Associates, Inc.; Citigroup Global Markets Inc.; Cowen and Company, LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; J.P. Morgan Securities LLC; Jefferies LLC; JMP Securities LLC; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; William Blair & Company, L.L.C.; The Williams Capital Group, L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
1,010,922
Number of Shares or Par Value of Bonds Purchased:
59,466
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc.; BTIG, LLC; C.L. King & Associates, Inc.; Citigroup Global Markets Inc.; Cowen and Company, LLC; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; J.P. Morgan Securities LLC; Jefferies LLC; JMP Securities LLC; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; RBC Capital Markets, LLC; Samuel A. Ramirez & Company, Inc.; Stifel, Nicolaus & Company, Inc.; SunTrust Robinson Humphrey, Inc.; UBS Securities LLC; William Blair & Company, L.L.C.; The Williams Capital Group, L.P.
Name of Issuer:
Snap Inc
Title of Security:
SNAP INC.
Date of First Offering:
03/02/17
Dollar Amount Purchased:
337,994
Number of Shares or Par Value of Bonds Purchased:
19,882
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Barclays Capital Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; DNB Markets Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; TD Securities Inc.
Name of Issuer:
VALEANT PHARMACEUTICALS
Title of Security:
VALEANT PHARMACEUTICALS I 6.5% 15 MAR 2022-19 144A
Date of First Offering:
03/09/2017
Dollar Amount Purchased:
50,000
Number of Shares or Par Value of Bonds Purchased:
50,000
Price Per Unit:
100.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Lloyds Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; MUFG Securities Americas Inc.; RBC Capital Markets, LLC
Name of Issuer:
DXC TECHNOLOGY CO
Title of Security:
DXC TECHNOLOGY COMPANY 4.25% 15 APR 2024-24 144A
Date of First Offering:
03/13/2017
Dollar Amount Purchased:
149,283
Number of Shares or Par Value of Bonds Purchased:
150,000
Price Per Unit:
99.52
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Allen & Company LLC; Barclays Capital Inc.; Canaccord Genuity Securities LLC; J.P. Morgan Securities LLC; Jefferies LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Piper Jaffray & Co.; William Blair & Company, L.L.C.
Name of Issuer:
MuleSoft Inc
Title of Security:
MULESOFT, INC.
Date of First Offering:
03/17/2017
Dollar Amount Purchased:
8,143
Number of Shares or Par Value of Bonds Purchased:
479
Price Per Unit:
17.00
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Credit Suisse Securities (USA) LLC; Lebenthal & Co., LLC: Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; PNC Capital Markets LLC
Name of Issuer:
EXELON CORP
Title of Security:
EXELON CORPORATION 3.497% 01 JUN 2022-22
Date of First Offering:
03/29/2017
Dollar Amount Purchased:
125,379
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
100.30
Resolution Approved:
Approved at the June 15, 2017 Board Meeting.*

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Goldman Sachs & Co. LLC; Morgan Stanley & Co. LLC; Nomura Securities Co., Ltd.; UBS Securities LLC; UniCredit Capital Markets LLC
Name of Issuer:
UNICREDIT SPA
Title of Security:
UNICREDIT, SOCIETA PER AZIO 3.75% 12 APR 2022 144A
Date of First Offering:
04/05/2017
Dollar Amount Purchased:
398,052
Number of Shares or Par Value of Bonds Purchased:
400,000
Price Per Unit:
99.51
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Citigroup Global Markets Inc.; Goldman Sachs & Co. LLC; Morgan Stanley & Co. LLC; Nomura Securities Co., Ltd.; UBS Securities LLC; UniCredit Capital Markets LLC
Name of Issuer:
UNICREDIT SPA
Title of Security:
UNICREDIT, SOCIETA PER AZI 4.625% 12 APR 2027 144A
Date of First Offering:
04/05/2017
Dollar Amount Purchased:
222,941
Number of Shares or Par Value of Bonds Purchased:
225,000
Price Per Unit:
99.08
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; JMP Securities LLC; KKR Capital Markets Holdings LP; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; RBC Capital Markets, LLC
Name of Issuer:
GoDaddy Inc
Title of Security:
GODADDY.COM, INC.
Date of First Offering:
05/05/2017
Dollar Amount Purchased:
1,705,280
Number of Shares or Par Value of Bonds Purchased:
44,293
Price Per Unit:
38.50
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Evercore Group L.L.C.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; JMP Securities LLC; KKR Capital Markets Holdings LP; Morgan Stanley & Co. LLC; Oppenheimer & Co. Inc.; Piper Jaffray & Co.; RBC Capital Markets, LLC
Name of Issuer:
GoDaddy Inc
Title of Security:
GODADDY.COM, INC.
Date of First Offering:
05/05/2017
Dollar Amount Purchased:
277,431
Number of Shares or Par Value of Bonds Purchased:
7,206
Price Per Unit:
38.50
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; PNC Capital Markets LLC; Scotia Capital (USA) Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
NISOURCE FINANCE CORP
Title of Security:
NISOURCE FINANCE CORP. 3.49% 15 MAY 2027-27
Date of First Offering:
05/11/2017
Dollar Amount Purchased:
274,956
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.98
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Morgan Stanley & Co. LLC
Names of Underwriting Syndicate Members:
BMO Capital Markets Corp.; BTIG, LLC; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; Guggenheim Securities, LLC; ING Financial Markets LLC; J.P. Morgan Securities LLC; KKR Financial Holdings LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; Natixis Securities Americas LLC; Rabo Securities USA, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
US Foods Holding Corp
Title of Security:
US FOODS HOLDING CORP.
Date of First Offering:
05/12/2017
Dollar Amount Purchased:
3,675,494
Number of Shares or Par Value of Bonds Purchased:
130,106
Price Per Unit:
28.25
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Credit Suisse Securities (USA) LLC; Goldman Sachs & Co. LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.
Name of Issuer:
DOMINION RESOURCES INC
Title of Security:
DOMINION ENERGY, INC. 2.579% 01 JUL 2020
Date of First Offering:
05/15/2017
Dollar Amount Purchased:
250,257
Number of Shares or Par Value of Bonds Purchased:
250,000
Price Per Unit:
100.10
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Academy Securities, Inc.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Securities Inc.; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; SMBC Nikko Securities America, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
QUALCOMM INC
Title of Security:
QUALCOMM INCORPORATED 2.6% 30 JAN 2023-22
Date of First Offering:
05/19/2017
Dollar Amount Purchased:
149,758
Number of Shares or Par Value of Bonds Purchased:
150,000
Price Per Unit:
99.84
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Academy Securities, Inc.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Securities Inc.; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; SMBC Nikko Securities America, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
QUALCOMM INC
Title of Security:
QUALCOMM INCORPORATED 2.9% 20 MAY 2024-24
Date of First Offering:
05/19/2017
Dollar Amount Purchased:
174,496
Number of Shares or Par Value of Bonds Purchased:
175,000
Price Per Unit:
99.71
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Academy Securities, Inc.; Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Lebenthal & Co., LLC; Lloyds Securities Inc.; Loop Capital Markets LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA LLC; MUFG Securities Americas Inc.; SMBC Nikko Securities America, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC
Name of Issuer:
QUALCOMM INC
Title of Security:
QUALCOMM INCORPORATED 3.25% 20 MAY 2027-27
Date of First Offering:
05/19/2017
Dollar Amount Purchased:
124,672
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.74
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets Inc.; Credit Suisse (USA), Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC
Name of Issuer:
Liberty Media Corp-Liberty For
Title of Security:
LIBERTY MEDIA GROUP
Date of First Offering:
05/19/2017
Dollar Amount Purchased:
1,916,606
Number of Shares or Par Value of Bonds Purchased:
61,826
Price Per Unit:
31.00
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; SG Americas Securities, LLC
Name of Issuer:
ENEL FINANCE INTL NV
Title of Security:
ENEL FINANCE INTERNATIONAL 2.875% 25 MAY 2022 144A
Date of First Offering:
05/22/2017
Dollar Amount Purchased:
274,175
Number of Shares or Par Value of Bonds Purchased:
275,000
Price Per Unit:
99.70
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Strategic Income Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; Citigroup Global Markets Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC
Name of Issuer:
NOKIA OYJ
Title of Security:
NOKIA OYJ 3.375% 12 JUN 2022
Date of First Offering:
06/05/2017
Dollar Amount Purchased:
9,950
Number of Shares or Par Value of Bonds Purchased:
10,000
Price Per Unit:
99.50
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Core Fixed Income Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Suisse Securities (USA) LLC; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; MUFG Securities Americas Inc.; SMBC Nikko Securities America, Inc.; U.S. Bancorp Investments, Inc.; Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:
BRIGHTHOUSE FINANCIAL IN
Title of Security:
BRIGHTHOUSE FINANCIAL, IN 3.7% 22 JUN 2027-27 144A
Date of First Offering:
06/15/2017
Dollar Amount Purchased:
124,896
Number of Shares or Par Value of Bonds Purchased:
125,000
Price Per Unit:
99.92
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Mid Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; TD Securities Inc.
Name of Issuer:
Altice USA Inc
Title of Security:
ALTICE USA, INC.
Date of First Offering:
06/22/2017
Dollar Amount Purchased:
1,260,090
Number of Shares or Par Value of Bonds Purchased:
42,003
Price Per Unit:
30.00
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Large Cap Value Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; TD Securities Inc.
Name of Issuer:
Altice USA Inc
Title of Security:
ALTICE USA, INC.
Date of First Offering:
06/22/2017
Dollar Amount Purchased:
884,760
Number of Shares or Par Value of Bonds Purchased:
29,492
Price Per Unit:
30.00
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

Name of Fund:
Goldman Sachs Growth Opportunities Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Barclays Capital Inc.; BNP Paribas Securities Corp.; Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; Deutsche Bank Securities Inc.; Goldman Sachs & Co. LLC; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC; Scotia Capital (USA) Inc.; SG Americas Securities, LLC; TD Securities Inc.
Name of Issuer:
Altice USA Inc
Title of Security:
ALTICE USA, INC.
Date of First Offering:
06/22/2017
Dollar Amount Purchased:
278,580
Number of Shares or Par Value of Bonds Purchased:
9,286
Price Per Unit:
30.00
Resolution Approved:
Expected to be approved at the August 16-17, 2017 Board Meeting.**

* Resolution adopted at the Meeting of the Board of Trustees on June 15, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended March 31, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

** Resolution expected to be adopted at the Meeting of the Board of Trustees on August 16-17, 2017.

RESOLVED, that, in reliance upon the written report provided by Goldman Sachs Asset Management, L.P. (“GSAM”) to the Trustees, all purchases made during the calendar quarter ended June 30, 2017 by the Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust (the “Trusts”) on behalf of their Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs & Co. LLC or any of its affiliates is a member of the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended (the “1940 Act”).

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